SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 7, 2006

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


              Delaware                   1-7182              13-2740599
         ----------------------  --------------------  ----------------------
           (State or other            (Commission         (I.R.S. Employer
           jurisdiction of            File Number)       Identification No.)
           incorporation)


               4 World Financial Center, New York, New York 10080
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-122639) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank, N.A. (as so amended, the "Indenture"). The Company shall issue $119,798,000 aggregate original public offering price of 50/150 Nikkei-225(R) Index Notes due October 7, 2009 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ----------------------------------------------------------

                                            EXHIBITS

                  (4) Instruments defining the rights of security holders, including indentures.

                                            Form of Merrill Lynch & Co., Inc.'s
                                            50/150 Nikkei-225(R) Index Notes due
                                            October 7, 2009.*

                  (5) & (23)                Opinion re: legality; consent of
                                            counsel.

                                            Opinion of Sidley Austin LLP
                                            relating to the 50/150 Nikkei-225(R)
                                            Index Notes due October 7, 2009
                                            (including consent for inclusion of
                                            such opinion in this report and in
                                            Merrill Lynch & Co., Inc.'s
                                            Registration Statement relating to
                                            such Securities).



------------------------

* Previously filed as Exhibit 99(B) to Registrant's Registration Statement on Form 8-A dated March 2, 2006.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            MERRILL LYNCH & CO., INC.
                            -------------------------
                                    (Registrant)


                            By:          /s/John Laws
                               ---------------------------------------
                                            John Laws
                                        Assistant Treasurer


Date: March 7, 2006

                                       3

                                  Exhibit Index


Exhibit No.      Description                                            Page
-----------      -----------                                            ----

(4) Instruments defining the rights of security holders, including indentures.

                            Form of Merrill  Lynch & Co., Inc.'s
                            50/150 Nikkei-225(R) Index Notes due
                            October 7, 2009.*

(5) & (23)       Opinion re:  legality; consent of counsel.

                            Opinion of Sidley Austin LLP relating to the 50/150 Nikkei-225(R) Index Notes due October 7, 2009 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).
















------------------------
* Previously filed as Exhibit 99(B) to Registrant's Registration Statement on Form 8-A dated March 2, 2006.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549









                           MERRILL LYNCH & CO., INC.









                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MARCH 7, 2006









                                                   Commission File Number 1-7182